EXHIBIT 23(c)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Texas Regional Bancshares, Inc.

     We consent to the use of our report incorporated herein by reference and to the reference to our firm under the headings "Experts" and "Federal Income
Tax Consequences" in the registration statement and prospectus/proxy statement.

                                          /s/  KPMG PEAT MARWICK LLP
                                          KPMG PEAT MARWICK LLP

Houston, Texas
December 9, 1997